UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2007

PAB BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-25422	58-1473302
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta,Georgia   31602
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code (229) 241-2775

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

PAB Bankshares, Inc. (the "Company") has scheduled meetings with various institutional investment firms on June 20, 2007 to discuss the Company’s business plan. A copy of the presentation that executive management will use during those meetings is attached as Exhibit 99.1 to this Form 8-K. The presentation will also be available on the Company’s website at www.pabbankshares.com.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	June 2007 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB BANKSHARES, INC.
(Registrant)

Date:	June 19, 2007	/s/ Donald J. Torbert, Jr.
(Signature)
Donald J. Torbert, Jr.,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	June 2007 Investor Presentation.